UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2019

Energy Recovery, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34112	01-0616867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 Doolittle Dr. San Leandro, CA 94577

(Address if Principal Executive Offices)(Zip Code)

510-483-7370

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common stock, $0.001 par value	ERII	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 4, 2019, Energy Recovery, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to announce the resignation of Mr. Chris M. Gannon as the Company’s President and Chief Executive Officer. Pursuant to Item 5.02(e) of Current Report on Form 8-K, the Company is filing this Amendment No. 1 to the Original Report (the “Amendment”) solely for the purpose of disclosing a brief description of the separation agreement entered into between the Company and Mr. Gannon. The information contained in the Amendment should be read in conjunction with the information contained in the Original Report.

On November 15, 2019, the Company entered into a Settlement Agreement and Release with Mr. Gannon, pursuant to which the Company has agreed to (1) pay Mr. Gannon a lump sum amount equal to twelve months’ of Mr. Gannon’s base salary; (2) pay Mr. Gannon a lump sum amount equal to the premiums for 12 months of COBRA benefits for Mr. Gannon and his family; (3) the immediate vesting of 25% of the outstanding, unvested equity held by Mr. Gannon at the time of his resignation; and (4) allow Mr. Gannon through November 1, 2020 to exercise his vested options. The Company agreed to these benefits in consideration for Mr. Gannon agreeing to (i) release certain claims against the Company relating to his employment, (ii) provide certain assistance to the Company in the future and (iii) comply with certain restrictive covenants.

The foregoing description of the Settlement Agreement and Release does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement and Release, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference into this Item 5.02.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document

10.1     Settlement Agreement and Release, dated as of November 15, 2019, by and between Energy Recovery, Inc., and Chris Gannon

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 18, 2019

Energy Recovery, Inc.

By:	/s/ William Yeung
William Yeung
General Counsel